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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-78232) of SEDA Specialty Packaging Corp. of our report dated February 19, 1997, appearing on page F-2 of the Annual Report on Form 10-K of SEDA Specialty Packaging Corp. for the year ended December 31, 1996.


PRICE WATERHOUSE LLP
Costa Mesa, California
March 28, 1997